Exhibit 99.1

PPT-042-DeutscheBnkConf_5-29-08 Deutsche Bank 2008 Energy & Utilities Conference May 29, 2008

EXCO Resources, Inc. 2 PPT-042-DeutscheBnkConf_5-29-08 Forward Looking Statements This presentation contains forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-looking statements relate to, among other things, the following: • our future financial and operating performance and results; • our business strategy; • market prices; • our future commodity price risk management activities; and • our plans and forecasts. We have based these forward-looking statements on our current assumptions, expectations and projections about future events. We use the words “may,” “expect,” “anticipate,” “estimate,” “believe,” “continue,” “intend,” “plan,” “budget” and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other “forward-looking” information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to: • fluctuations in prices of oil and natural gas; • imports of foreign oil and natural gas, including liquefied natural gas; • future capital requirements and availability of financing; • estimates of reserves and economic assumptions used in connection with our acquisitions; • geological concentration of our reserves; • risks associated with drilling and operating wells; • exploratory risks, including our Marcellus and Huron shale plays in Appalachia and our Haynesville shale play in East Texas/North Louisiana; • risks associated with operation of natural gas pipelines and gathering systems; • discovery, acquisition, development and replacement of oil and natural gas reserves; • cash flow and liquidity; • impact of our private placement of preferred stock and the impact of dividends on our capital resources and liquidity; • timing and amount of future production of oil and natural gas; • availability of drilling and production equipment; • marketing of oil and natural gas; • developments in oil-producing and natural gas-producing countries; • title to our properties; • competition; • litigation; • general economic conditions, including costs associated with drilling and operation of our properties; • governmental regulations; • receipt of amounts owed to us by purchasers of our production and counterparties to our derivative financial instruments; • deciding whether or not to enter into derivative financial instruments; • events similar to those of September 11, 2001; • actions of third party co-owners of interests in properties in which we also own an interest; • fluctuations in interest rates; and • our ability to effectively integrate companies and properties that we acquire.

EXCO Resources, Inc. 3 PPT-042-DeutscheBnkConf_5-29-08 Forward Looking Statements (continued) We believe that it is important to communicate our expectations of future performance to our investors. However, events may occur in the future that we are unable to accurately predict, or over which we have no control. You are cautioned not to place undue reliance on a forward-looking statement. When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in the Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q. Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas. Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results. Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically. A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital. Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile. The SEC has generally permitted oil and natural gas companies, in filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable”, “possible”, “ potential” or “unproved” to describe volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. While we believe our calculations of unproved drillsites and estimation of unproved reserves have been appropriately risked and are reasonable, such calculations and estimates have not been reviewed by third party engineers or appraisers. Investors are urged to consider closely the disclosure in our Annual Report on Form 10-K for the year ended December 31, 2007 available on our website at www.excoresources.com under the Investor Relations tab or by calling us at 214-368-2084.

EXCO Resources, Inc. 4 PPT-042-DeutscheBnkConf_5-29-08 Disciplined Growth Strategy EXCO’s formula for creating equity value enables us to deliver strong, sustainable equity returns over the long term Disciplined Growth Strategy Acquire Long-Life Properties in Key Areas Aggressively Develop Asset Base IRR Target: 25-45% Identify and Exploit Upside Potential IRR Target: 12-15% IRR Target: 25-100% Operate Efficiently Finance Appropriately Achieve Outstanding Equity Returns Target – 25-35% Actual – 43.4% since 1998

EXCO Resources, Inc. 5 PPT-042-DeutscheBnkConf_5-29-08 Key Investment Highlights • Outstanding Track Record – 43.4% annualized growth in common share value since 1998 – 40% and 69% compounded growth rates in production and reserves since 2004 • Outstanding Reserve Base(1) – 2.1 Tcfe proved reserves – 2.4 Tcfe low risk unproved reserves – 10.5 - 18.5 Tcfe additional higher risk potential • Strong Inventory of Drilling Locations and Acreage – More than 12,000 engineered, low risk drilling locations; approximately 900 engineered exploitation projects – 2.0 million net acres including acreage in Marcellus, Huron and Haynesville shale • Experienced Management Team with Significant Insider Ownership – Average 20+ years of public/private experience – Management and ALL employees own 13.0% of common shares on a fully diluted basis (excluding preferred shares) – Outside board members and their affiliates own 19.7% of common shares on a fully diluted basis (excluding preferred shares) • Competitive Industry Position – Top 25 US domestic oil and gas company in reserves and production, including the majors – $7.7 billion enterprise value Our track record and reserve base have positioned us as a Top 25 US domestic oil and natural gas company (1) The reserve estimates provided throughout this document reflect $8 natural gas and $60 oil pricing, adjusted for differentials and excluding hedge effects

EXCO Resources, Inc. 6 PPT-042-DeutscheBnkConf_5-29-08 Peer Valuation Comparison 1) Enterprise value based on first quarter 2008 balance sheet and adjusted for latest disclosed equity offerings, acquisitions, and dispositions with the stock price as of close on 5/22/08 2) Proved reserves as of 12/31/07 and adjusted based on latest disclosed acquisitions and dispositions through 5/21/08 3) Daily production as of first quarter 2008 4) EBITDA is the mean 2008 projection from Thomson Financial as of 5/22/08 5) See footnote one for discussion on stock price, and cash flow per share is the mean 2008 projection from Thomson Financial as of 5/22/08 Note: Peers include RRC, COG, HK, SWN, and SD $37,541 $36,861 $32,323 $25,983 $25,949 $19,467 Peer 4 Peer 5 Peer 1 Peer 2 Peer 3 XCO $11.39 $6.10 $5.37 $3.92 $3.65 $6.38 Peer 4 Peer 3 Peer 5 Peer 1 Peer 2 XCO Enterprise Value / Daily Production3 Enterprise Value / Proved Reserves1,2 15.1 13.6 12.3 10.4 8.0 4.7 Peer 5 Peer 4 Peer 1 Peer 2 Peer 3 XCO 15.2 12.5 9.4 8.2 7.4 12.9 Peer 5 Peer 4 Peer 1 Peer 2 Peer 3 XCO Share Price / Cash Flow per Share5 Enterprise Value / EBITDA4

EXCO Resources, Inc. 7 PPT-042-DeutscheBnkConf_5-29-08 12 Bcfe Proved 233 Bcfe 3P 1,333 Bcfe 3P+ 2 Mmcfe/d Proved Reserves = 2.1 Tcfe 3P Reserves = 4.5 Tcfe 3P+ Reserves = 15.0 – 23.0 Tcfe Current Production = 400 Mmcfe/d Rockies 144 Bcfe Proved 339 Bcfe 3P 639 Bcfe 3P+ 30 Mmcfe/d Permian Basin 584 Bcfe Proved 1,160 Bcfe 3P 8,160-13,160 Bcfe 3P+ 60 Mmcfe/d Appalachia 316 Bcfe Proved 468 Bcfe 3P 568 Bcfe 3P+ 65 Mmcfe/d Mid-Continent 1,005 Bcfe Proved 2,333 Bcfe 3P 4,333-7,333 Bcfe 3P+ 243 Mmcfe/d East Texas / North Louisiana Reserve Base Our focus areas contain between 15 and 23 Tcfe of reserves Major Areas/Basins Major Oil and Gas Fields Wyoming Nebraska Colorado Kansas New Mexico Oklahoma Texas Louisiana Ohio Kentucky Pennsylvania West Virginia

EXCO Resources, Inc. 8 PPT-042-DeutscheBnkConf_5-29-08 Inventory for the Future Includes over 23,000 drilling locations representing 13.6 - 21.6 Tcfe of reserves Appalachia 6,500+ 7,000-12,000 2-5 years ETX/NLA 1,500+ 2,000-5,000 2-4 years Mid-Continent 500+ 100 3-5 years Permian 700+ 300 2-5 years Rockies 2,000+ 1,100 3-5 years Appalachia 8,165 787 14-15 years ETX/NLA 2,466 1,616 4-6 years Mid-Continent 548 204 4-8 years Permian 684 250 4-5 years Rockies 150 226 2-4 years Engineered Locations Reserves (Bcfe) Time Line To Develop/Prove Potential Locations Reserves (Bcfe) Time Line To Evaluate Low Risk Drilling Upside 3.1 Tcfe 12,000 Locations Developing Potential 10.5 - 18.5 Tcfe 11,200+ Locations Proved Developed 1.4 Tcfe $7.3 Billion of Future Capital • Nearly all low risk reserves will be developed or proved over 4 to 6 years

EXCO Resources, Inc. 9 PPT-042-DeutscheBnkConf_5-29-08 Marcellus and Huron Shale Fairways We believe our Appalachian Division assets contain 7 - 12 Tcfe of potential shale reserves Marcellus • Total Marcellus shale acreage – 450,000 gross – 415,000 net • Marcellus fairway acreage – 290,000 gross – 276,000 net in > 100’ thick and overpressured • Drill four horizontal Marcellus wells – First spud in Q2 2008 • Drill seven to ten vertical Marcellus wells across acreage in 2008 Huron • Total Huron shale acreage – 142,000 gross – 121,000 net • Drill 2 or more Huron wells – First spud in Q2 2008 Marcellus and Huron • Continue leasing prospective acreage throughout both plays • We believe we have 7-12 Tcfe of potential reserves in the Appalachian shales MI LAKE ERIE NY OH KY WV Lower Huron Fairway Marcellus Fairway PA VA MD DE MACELLUS OUTCROP 100 100 150 200 150 100 150 200 300 250

EXCO Resources, Inc. 10 PPT-042-DeutscheBnkConf_5-29-08 Haynesville Shale We believe our East Texas / North Louisiana division assets contain 2-5 Tcfe of Haynesville shale potential • Total Haynesville shale acreage – 123,000 gross – 101,000 net • 2008 activities – Drilled 2 vertical evaluation wells – Plan to drill 3-4 horizontals and 10 or more verticals in 2008 – Continue leasing prospective acreage • We believe there are 2-5 Tcfe of potential reserves Camp Upshur Gregg Marion Harrison Rusk Panola Nacogdoches Shelby San Augustine Sabine Caddo Bossier Webster De Soto Red River Sabine

EXCO Resources, Inc. 11 PPT-042-DeutscheBnkConf_5-29-08 2008 Capital Budget and Drilling Schedule 63% 31% 2% 4% Drilling & Completion $577 MM (706 projects) Exploitation $32 MM (82 projects) Operations & Other $276 MM Midstream $19 MM Our currently approved development budget totals $923(1) million, which includes $150 million for Marcellus shale leasing and drilling and $90 million for Haynesville shale leasing and drilling (1) Includes $19MM of Midstream capital and $19MM of IT capital 2008 Capital Program Area Drilling & Completion (Net MM) Gross Projects (#) Exploitation (Net MM) Gross Projects (#) Operations & Other (Net MM) Total 2008 Captial Budget (Net MM) ETX / NLA $309 149 $26 25 $126 $461 Appalachia 111 335 1 22 131 243 Mid-Continent 48 57 4 30 5 57 Permian 98 156 1 3 10 109 Rockies 11 9 - 2 4 15 Total $577 706 $32 82 $276 $885

EXCO Resources, Inc. 12 PPT-042-DeutscheBnkConf_5-29-08 Liquidity and Financial Position (1) Excludes unamortized bond premium (2) Excludes $7 million in offering costs (3) Net of $4.3 million in letters of credit at both March 31, 2008 and May 1, 2008 (in thousands) March 31, 2008 May 1, 2008 Cash $ 9,113 $ 80,078 Bank debt (LIBOR + 125-175bps) $ 2,024,200 $ 2,105,500 Senior notes (7 1/4%)(1) 444,720 444,720 Total debt $ 2,468,920 $ 2,550,220 7% convertible preferred(2) $ 2,000,000 Common shareholders’ equity 925,191 Total capitalization $ 5,394,111 Net debt to total capitalization 46% Borrowing base $ 2,475,000 $ 2,475,000 Unused borrowing base(3) $ 446,500 $ 365,200

EXCO Resources, Inc. 13 PPT-042-DeutscheBnkConf_5-29-08 Current Hedge Position NYMEX Swaps Gas Mmcf Contract price per Mmcf Oil Mbbls Contract price per Bbl Percent Hedged(1) Q2 2008 26,695 $ 8.27 355 $ 68.23 80% Q3 2008 26,900 8.29 358 68.20 79% Q4 2008 26,910 8.39 358 68.16 77% 2009 100,530 8.18 1,215 69.11 72% 2010 40,748 8.03 473 84.85 29% 2011 9,125 7.97 - - 6% 2012 1,830 4.51 - - 1% 2013 1,825 4.51 - - 1% Total 234,563 $ 8.14 2,759 $ 71.45 Total of 251,117 Mmcfe Hedged at $8.38 (1) Based on 2008 production guidance • Target hedging 65-80% of production volumes for 3-5 years • Hedging program covers long term debt • Only 12% of Proved Reserves hedged • $700 million of interest rate swaps at an average LIBOR rate of 2.66%

PPT-042-DeutscheBnkConf_5-29-08 Deutsche Bank 2008 Energy & Utilities Conference May 29, 2008